Lincoln Benefit Life Company
                   Lincoln Benefit Life Variable Life Account

                       Supplement, dated January 23, 2004,
                                     to the
                          Prospectus, dated May 1, 2003
               for the Lincoln Benefit Life Consultant Accumulator
                    Variable Universal Life Insurance Policy

This supplement amends the May 1, 2003, prospectus for the Lincoln Benefit Life Consultant Accumulator variable universal life insurance policy ("Policy") offered by Lincoln Benefit Life Company. Please keep this supplement for future reference together with your prospectus.

On page 8 in the chart entitled "Periodic Charges Other than Portfolio Operating Expenses," under the subheading entitled "Minimum and Maximum COI Charge," the current maximum COI charge is changed to read: Maximum: $31.99125 per $1000.

On page 8 in the chart entitled "Periodic Charges Other than Portfolio Operating Expenses," under the subheading entitled "Minimum and Maximum COI Charge for a 45-year old Male Non-Smoker, $120,000 Face Amount," the current maximum COI charge is changed to read: Maximum: $20.95938 per $1,000.

The third paragraph of footnote (1) to the chart entitled "Periodic Charges Other than Portfolio Operating Expenses" on page 8 of the prospectus is deleted in its entirety.

The following hypothetical illustrations using current cost of insurance rates replaces in its entirety the hypothetical illustrations using current cost of insurance rates on page 34 of the prospectus.


                          LINCOLN BENEFIT LIFE COMPANY
                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
                           HYPOTHETICAL ILLUSTRATIONS

                                Male Issue Age 45

           Face Amount $120,000              Standard Nonsmoker Class
           $2,250 Annual Premium             Death Benefit Option:  1

                     Current Cost of Insurance Rates
                              Death Benefit
     Assuming Hypothetical Gross and Net Annual Investment Return of
    Policy Year           0% Gross          5% Gross         10% Gross
                         -1.93% Net         3.07% Net        8.07% Net
         1                 120,000           120,000           120,000
         2                 120,000           120,000           120,000
         3                 120,000           120,000           120,000
         4                 120,000           120,000           120,000
         5                 120,000           120,000           120,000
         6                 120,000           120,000           120,000
         7                 120,000           120,000           120,000
         8                 120,000           120,000           120,000
         9                 120,000           120,000           120,000
         10                120,000           120,000           120,000
         15                120,000           120,000           120,000
    20 (Age 65)            120,000           120,000           120,000
    30 (Age 75)            120,000           120,000           204,213
    40 (Age 85)               **             120,000           451,471
    55 (Age 100)              **             156,317          1,347,868

                      Policy Value                                              Surrender Value
            Assuming Hypothetical Gross and                             Assuming Hypothetical Gross and
            Net Annual Investment Return of                              Net Annual Investment Return of
  Policy Year       0% Gross     5% Gross     10% Gross       Policy Year      0% Gross     5% Gross     10% Gross
                   -1.93% Net    3.07% Net    8.07% Net                       -1.93% Net    3.07% Net    8.07% Net
       1              1,560        1,652        1,744              1               -            -            -
       2              3,008        3,270        3,542              2              691          953         1,225
       3              4,389        4,897        5,443              3             2,072        2,580        3,126
       4              5,711        6,542        7,463              4             3,742        4,572        5,494
       5              7,000        8,228        9,637              5             5,355        6,583        7,992
       6              8,246        9,947        11,966             6             6,925        8,626        10,645
       7              9,534        11,784       14,548             7             8,537        10,788       13,552
       8             10,904        13,784       17,443             8            10,232        13,112       16,771
       9             12,197        15,793       20,516             9            11,849        15,446       20,169
       10            13,412        17,810       23,782             10           13,412        17,810       23,782
       15            19,235        29,281       45,279             15           19,352        29,281       45,279
  20 (Age 65)        23,745        41,556       76,494        (20 (Age 65)      23,745        41,556      76,494
  30 (Age 75)        22,296        67,321      190,853        30 (Age 75)       22,296        67,321      190,853
  40 (Age 85)          **          91,050      429,972        40 (Age 85)         **          91,050      429,972
  55 (Age 100)         **         154,769     1,334,523       55 (Age 100)        **         154,769     1,334,523

Assumes the Premium shown is paid at the beginning of each Policy Year. Values would differ if Premiums are paid with a different frequency or in different amounts. Assumes that no Policy loans or withdrawals have been made. An * indicates lapse in the absence of additional Premium.

The hypothetical investment rates of return show above and elsewhere in the SAI and Prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual investment rates of return may be more less than those shown and will depend on a number of factors, including the investment allocations by the Policy Owner and the Portfolios' rates of return. The Death Benefit, Policy Value and Surrender Value for the Policy would differ from those shown if the actual investment rates of return averaged the rates shown above over a period of years but fluctuated above or below those averages for individual Policy Years. No representation can be made by Lincoln Benefit or any Portfolio that this assumed investment rate of return can be achieved for any one year or sustained over a period of time.